UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2005

Concord Communications, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts

0-23067

04-2710876

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

400 Nickerson Road
Marlboro, MA  01752

(Address of principal executive offices)

(508) 460-4646

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 2.01 – Completion of Acquisition or Disposition of Assets

On February 22, 2005, Concord Communications, Inc., a Massachusetts corporation (“Concord”), completed its acquisition of 100% of the outstanding capital stock of privately held Aprisma Holdings, Inc. (“Aprisma”), the parent company of Aprisma Management Technologies, Inc., from sellers (the “Sellers”) affiliated with Gores Technology Group, LLC, for approximately $93 million in cash, which cash payment was reduced by (i) approximately $1.77 million of net debt owing by Aprisma to certain of its lenders (which debt was paid off by Concord at the closing of the acquisition), and (ii) approximately $8.86 million, which amount will be used by Concord to satisfy certain present and future payment obligations owing by Aprisma under its equity participation plan, all in accordance with the Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of January 8, 2005, by and among Concord and the Sellers.  Under the terms of the Stock Purchase Agreement, $8.1 million of the purchase price was placed in escrow for one year as security for the Sellers’ indemnity obligations under the Stock Purchase Agreement.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, which was previously filed with Concord’s Current Report on Form 8-K on January 12, 2005.

ITEM 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(c) Exhibits

The following exhibit is filed herewith:

2.1	Stock Purchase Agreement, dated as of January 8, 2005, by and among Concord Communications, Inc. and the Sellers referenced therein. (1)

(1)           Incorporated by reference into this Form 8-K to Exhibit 2.1 to Form 8-K filed on January 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.

Date: February 25, 2005	/s/ Melissa H. Cruz
Melissa H. Cruz
Executive Vice President of Business Services,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Stock Purchase Agreement, dated as of January 8, 2005, by and among Concord Communications, Inc. and the Sellers referenced therein. (1)

(1)           Incorporated by reference into this Form 8-K to Exhibit 2.1 to Form 8-K filed on January 12, 2005.